Rule 497(e)
                                                           File Nos. 333-25289
                                                                 and 811-08183

                            SCHWAB SELECT ANNUITY(R)
           Issued by First Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                Supplement dated August 1, 2005 to the Prospectus
               For the Schwab Select Annuity(R) dated May 1, 2005

Dear Schwab Select Annuity(R) Contract Owner:

This letter is sent as a reminder of the liquidation of the Scudder VIT EAFE(R) Equity Index Fund - Class A Shares as approved by the Board of Trustees of the Scudder VIT Investment Funds, Inc. As previously communicated to you, the redemption of outstanding shares and liquidation of Scudder VIT EAFE(R) Equity Index Fund occurred July 25, 2005 (the "Redemption Date").

As a result, any assets remaining in the Scudder VIT EAFE(R) Equity Index Fund Sub-Account subsequent to the Redemption Date were directed to the Schwab Money Market(TM) Portfolio Sub-Account. A confirmation of the automatic transfer transaction was sent to you in the mail. Any orders for new Contributions and incoming Transfers into the Scudder VIT EAFE(R) Equity Index Fund Sub-Account will not be accepted after the Redemption Date. If you did not make a Transfer of your account value in the Scudder VIT EAFE(R) Equity Index Fund Sub-Account prior to the Redemption Date, any account value you had allocated as of that date was automatically transferred to the Schwab Money Market(TM) Portfolio Sub-Account.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature, such as Dollar Cost Averaging or Rebalancer, involving Scudder VIT EAFE(R) Equity Index Fund's Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you do not make alternate arrangements, allocations directed to the Scudder VIT EAFE(R) Equity Index Fund Sub-Account will be directed to the Schwab Money Market(TM) Portfolio Sub-Account. A confirmation of the automatic transfer transaction will be sent to you in the mail.

You may elect to Transfer your Variable Account Value in the Schwab Money Market(TM) Portfolio Sub-Account to the Sub-Account of another Portfolio by calling an annuity account representative at 1-800-838-0649, option 2, or in writing at Annuity Administration, PO Box 173921, Denver, CO 80217-3921. You may also use KeyTalk(R) at 1-800-838-0650, option 1.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

       This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

                Please keep this supplement for future reference.